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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 or 15 (D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):             July 30, 1997


                           PROVIDENT COMPANIES, INC
                           ------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                   1-11834                      62-1598430
---------------------------      -------------              -------------------
(State or other jurisdiction     (Commission                (I.R.S. Employer
   of incorporation)              File Number)              Idenfification No.)



               One Fountain Square, Chattanooga, Tennessee 37402
             -----------------------------------------------------
         (Address of principal executive offices, including Zip Code)


                                (423) 755-1011
              --------------------------------------------------
              Registrant's telephone number, including area code



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Item 5.  Other Events

     (a) On July 30, 1997, the Company issued a press release attached hereto as
Exhibit 99.


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                                   SIGNATURE


    Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             PROVIDENT COMPANIES, INC.
                                             (REGISTRANT)



                                             /S/J. HAROLD CHANDLER
                                             ---------------------
                                             J. Harold Chandler
                                             Chairman, President and
                                             Chief Executive Officer

Date: August 12, 1997